UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:   October 17th, 2002


GRAVITAS INTERNATIONAL, INC.
(Exact Name of registrant as specified in its chapter)



Florida                        000-28847                  65-0260846
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)



1027 S. Rainbow Blvd., Unit 391
Las Vegas, NV                                                89145
(Address of principal offices)                             (Zip Code)



Registrant"s telephone number, including area code  (702) 341-6622


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ITEM 1.   CHANGES  IN  CONTROL  OF  REGISTRANT

None

ITEM 2.   ACQUISITION  OR  DISPOSITION  OF  ASSETS

Gravitas International, Inc., has noted that there is a Draft Proposal in place for Gravitas International Inc. to exchange all of the issued and outstanding shares of Snap-Email, Inc., a Nevada Corporation, for common shares of Gravitas International, Inc. Snap-Email is the primary licensee of the proprietary software solution of Gravitas Digital Communications, Inc. The definitive agreement will be filed upon approval from the Gravitas Board and mutual consent by the Snap-Email board.

ITEM 3.   BANKRUPTCY  OR  RECEIVERSHIP

None

ITEM 4.   CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None

ITEM 5.   OTHER  EVENTS

It has come to the attention of the Board of Directors that a reporting company, RX Technology Holdings Inc., has filed an 8K stating that there is a definitive agreement in place for the purchase of the assets of RX Technology Holdings Inc. by our subsidiary, Gravitas Digital Communications, Inc.

There is no such agreement in place. Gravitas Digital Communications, Inc., has no agreement to purchase the assets of RX Technology Holdings Inc. No such agreement has been approved by the Board of Directors of Gravitas Digital Communications, Inc., or Gravitas International, Inc.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

None

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 22th, 2002               WTAA International, Inc.



                                        By: /s/ Colin Vance Campbell,
                                            President


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FOR IMMEDIATE RELEASE

October 17th, 2002.

LAS VEGAS - Gravitas International, Inc. (GVTS: OTC BB)

It has come to the attention of Gravitas International, Inc., that a reporting company, RX Technology Holdings, Inc., has filed an 8K disclosing that our subsidiary, Gravitas Digital Communications, Inc., has entered into an agreement to purchase the assets of RX Technology, Inc., a subsidiary of RX Technology Holdings, Inc.

Further, the 8K of RX Technology Holdings Inc. stated that RX Technology Holdings, Inc., was notified in June of 2002 that certain material conditions of the asset purchase agreement were substantially satisfied and that RX Technology Holdings, Inc., believes that the closing of the asset purchase agreement is imminent and will take place in the near future.

There is no such asset purchase agreement in place between Gravitas Digital Communications, Inc., and RX Technology Holdings, Inc. The Board of Directors of Gravitas International, Inc. has not approved any such agreement.

Gravitas Digital Communications Inc., is a wholly owned subsidiary of Gravitas International, Inc. (GVTS: OTC BB) which is a publicly traded software company with headquarters in Las Vegas, Nevada and Vancouver, British Columbia. Focusing on digital photography and database management, the company has developed software designed for peer to peer marketing and advertising, point of sale, e-commerce, e-mail marketing, and list management and database creation.

Call Investor Relations:  Jupiter Financial Services Inc.
Telephone:               (604) 606-2276       Toll Free   1-800-447-2220
Fax:                     (604) 606-2040       Email:   info@jupiterfinancial.com
Website:                 www.gravitas.biz              -------------------------
                         ----------------

NOTE: Safe Harbour for Forward-Looking Statements

EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS IN THIS NEWS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT ARE MADE PURSUANT TO THE SAFE HARBOUR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION ACT OF 1995. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES THAT MAY CAUSE THE COMPANY'S ACTUAL RESULTS IN THE FUTURE PERIODS TO DIFFER MATERIALLY FROM FORECASTED RESULTS. THESE RISKS AND UNCERTAINTIES INCLUDE, AMONG OTHER THINGS, VOLATILITY OF PRICES, PRODUCT DEMAND, MARKET COMPENSATION, AND RISKS INHERENT IN THE COMPANY'S INTERNATIONAL OPERATIONS. SEE ALSO THE STATEMENTS CONTAINED IN THE COMPANY'S SEC FILINGS.

SOURCE:     Gravitas  International,  Inc.


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